EXHIBIT 24(B)

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a Trustee of the GE Savings and Security Trust, hereby constitutes and appoints Philip D. Ameen, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the GE Savings and Security Program, in such forms as he may approve, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 14th day of March, 1997.





John H. Myers, Chairman                              Eugene K. Bolton
Trustee                                              Trustee




Michael J. Cosgrove                                  Ralph R. Layman
Trustee                                              Trustee




Alan M. Lewis                                        Robert A. MacDougall
Trustee                                              Trustee



Donald W. Torey
Trustee